EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of Kun Peng International Ltd., a Nevada corporation (the “Corporation”), does hereby certify, to such officer’s knowledge, that:

(1) The Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2026 (the “Form 10-Q”) of the Corporation fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

(2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

Date: August 14, 2026	/s/ ZHANG Yuanyuan
ZHANG Yuanyuan, Chief Financial Officer